SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



November 9, 2000
------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                          0-16672
                  Commission File Number


                      Ohio                                       31-0987416
 ----------------------------------------------           ----------------------
 (State or other jurisdiction of incorporation)           (I.R.S. Employer
                                                          Identification Number)

            138 Putnam Street
              P.O. Box 738,
             Marietta, Ohio                                         45750
 ---------------------------------------                          ---------
 (Address of principal executive office)                          (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                 Not applicable
          (Former name or former address, if changed since last report)






                           Index to Exhibits on page 3

Item 1.  Changes in Control of Registrant
Not applicable.

Item 2.  Acquisition or Disposition of Assets
Not applicable.

Item 3.  Bankruptcy or Receivership
Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
Not applicable.

Item 5.  Other Events
On November 9, 2000, Bancorp Inc. declared a quarterly dividend of $0.14 per share. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
Not applicable.

Item 7.  Financial Statements and Exhibits
(a) Non required
(b) Non required
(c) Exhibits

EXHIBIT NUMBER                   DESCRIPTION
--------------                   ------------------------------------
99                               News Release issued November 9, 2000.

Item 8.  Change in Fiscal Year
Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  November 13, 2000                 PEOPLES BANCORP INC.
                                         --------------------
                                         Registrant



                                By: /s/  ROBERT E. EVANS
                                         ---------------
                                         Robert E. Evans
                                         President and Chief Executive Officer



                                                   INDEX TO EXHIBITS

Exhibit Number                  Description                           Page
--------------                  ----------------------------       ----------
  99                            News Release issued 11/09/00            4